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     [TYPE]                   EX-10
     [DESCRIPTION]            Exhibit 10.125 -



     LEASE


     This Lease is made and entered into as of the 3rd day of April, 1998, by and between ALPINE INSURANCE COMPANY, an Illinois corporation, hereinafter referred to as "Landlord," and ROB ROSENBERRY, hereinafter referred to as "Tenant." For and in consideration of the rental and of the covenants and agreements hereinafter set forth to be kept and performed by the Tenant, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises herein described for the term, at the rental and subject to and upon all of the terms, covenants and agreements hereinafter set forth.

     1.   DESCRIPTION OF PREMISES:

     Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, upon the terms and conditions herein set forth, 3,507 square feet of office space and 532 square feet of designated hallway and restroom areas of the commercial building known as 2028 Village Lane, City of Solvang, County of Santa Barbara, State of California (hereinafter "the Premises"). Tenant's Premises of Landlord's building is outlined on a floor plan of the building which is attached hereto as Exhibit "A" and incorporated herein. The Premises are comprised of both the office space and the hallway and restroom areas leased to Tenant. Notwithstanding that fact, Tenant shall not have exclusive use of the portion of the Premises comprised of hallway and restroom areas.

     2.   TERM:

     The term of this Lease shall be for five (5) years and four (4) weeks commencing on April 3, 1998 and ending on May 1, 2003. As used in this Lease, the "Lease Term" shall mean the term of this Lease as specified in this paragraph and any extensions thereof agreed to by Landlord and Tenant. Tenant shall have access to the Premises, without charge of rent, to install equipment and complete modifications approved by Landlord, commencing on April 3, 1998.

     3.   RENT:

     Tenant agrees to pay to Landlord as rent in lawful money of the United States without deduction or offset at such place or places as may be designated from time to time by the Landlord the following:

     A. Rent. Tenant agrees to pay Landlord as rent without abatement, offset or deduction, the sum of Three Thousand Seven Hundred Seventy-Three Dollars ($3,773.00) in advance, beginning on May 1, 1998, and Three Thousand Seven Hundred Seventy-Three Dollars ($3,773.00) on the first day of each and every succeeding calendar month through the first year of the Lease Term.

     B. Annual Rent Adjustment. The rent shall be adjusted each year on May

1, 1999, May 1, 2000, May 1, 2001, and May 1, 2002 by increasing the rent in the amount of the lesser of (a) five percent (5%) of the rent applicable for the previous year or (b) the change, if any, from the Base Month specified below in the Consumer Price Index of the Bureau of Labor Statistics of the U.S. Department of Labor for All Urban Consumers, Los Angeles-Long Beach-Anaheim



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Area, all items (1982-1984=100), hereinafter referred to as the "CPI." The rent based on the CPI shall be calculated as follows: the rent for the twelve (12) months immediately preceding the adjustment date shall be multiplied by a fraction, the numerator of which is the CPI of the calender months two months prior to the adjustment date and the denominator of which is the CPI of the first month of the least year immediately preceding the adjustment date. In no event shall any such new monthly rent be less than the rent payable for the month immediately preceding the rent adjustment.

     C. Additional Rent. All sums required to be paid by Tenant under this Lease other than or in addition to the Base Rent provided for above shall be considered additional rent under this Lease and shall be paid on or before the day on which it is due.

     D. Late Charge. Payment of rent shall be in lawful money of the United States, without offset or deduction. Rent for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of said month. Payment of rent shall be made to Landlord at its address stated herein or to such other persons or place as Landlord may from time to time designate in writing. Acceptance of a payment which is less than the amount then due shall not be a waiver of Landlord's rights to the balance of such rent, regardless of the Landlord's endorsement of any checks so stated. Acceptance of any late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent the exercise of any of the other rights and remedies granted to Landlord under this Lease or under the laws of the State of California.

     (i) A service charge equal to ten percent (10%) of the total outstanding balance will be added to all amounts which Tenant is required to pay under this Lease which have not been received in Landlord's accounting office on or before the tenth (10th) day after the due date.

     4.   INTENTIONALLY OMITTED.

     5.   SECURITY DEPOSIT:

     Concurrently with Tenant's execution of this Lease, Tenant shall deposit with Landlord as a security deposit the sum of One Thousand Dollars ($1,000.00). Said sum shall be held by Landlord as a security deposit for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease. If Tenant defaults with respect to any provisions of this Lease, including but not limited to this provision relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or any part of the security deposit for the payment of any amount due and payable under this Lease, for the payment of any other amount which Landlord may spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of the security deposit is so used or applied, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount, and Tenant's failure to restore the security deposit shall be a material breach of this Lease. Landlord shall not be required to keep the security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. Provided that Tenant is not in default hereunder, upon the expiration of the Lease term and after Tenant has vacated the Premises, Landlord shall return the security deposit, less any sums Landlord is entitled to keep, to Tenant (or at Landlord's option, to the last assignee of Tenant's interest hereunder). In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said deposit to Landlord's successor in interest whereupon Tenant agrees to release Landlord from liability for the return of such deposit or the accounting



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therefor.

     6.   TAXES:

     A. Personal Property Taxes. Tenant shall pay, prior to delinquency, all taxes assessed against and levied upon fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises, and when possible, Tenant shall cause said fixtures, furnishings, equipment and other personal property to be assessed and billed separately from the real property of Landlord. In the event any or all of Tenant's fixtures, furnishings, equipment and other personal property are assessed and taxed with Landlord's real property, then Tenant shall pay to Landlord its share of such taxes, as additional rent, in accordance with the provisions of Paragraph 3. For the purpose of determining said amount, figures supplied by the County Assessor as to the amount so assessed shall be conclusive. Tenant shall comply with the provisions of any law, ordinance or rule of taxing authorities which requires Tenant to file a report of Tenant's property located in the Premises.

     B. Real Property Taxes. Tenant shall pay all (100%) of the real property taxes (as hereinafter defined) levied or assessed against the office space (3,507 sq. ft.) portion of the Premises and fifty percent (50%) of real property taxes levied or assessed against the hallway and restroom area portion of the Premises during the term of this Lease. Tenant's allocated portion of such real property taxes shall be fifteen percent (15%) of the total real estate taxes required to be paid with respect to the 2028 Village Lane commercial property (which has a total square footage of 25,769).

     For the purpose of this Lease, "real property taxes" means and includes without limitation all taxes, assessments (including, but not limited to, assessments for public improvements or benefits), taxes based on vehicles utilizing parking areas, taxes based or measured by the rent paid, payable or received under this Lease, taxes on the value of the Premises, environmental surcharges, and all other governmental impositions and charges of every kind and nature whatsoever, whether or not customary or within the contemplation of the parties hereto and regardless of whether the same shall be extraordinary or ordinary, general or special, unforeseen or foreseen, or similar or dissimilar to any of the foregoing which, at any time during the Lease term, shall be applicable to, assessed, levied or imposed upon the Premises or become due and payable and a lien or charge upon the Premises or any part thereof, under or by virtue of any present or future laws, statutes, ordinances, regulations, or other requirements of any governmental authority whatsoever. The term "environmental surcharges" shall mean and include any and all expenses, taxes, charges or penalties imposed by the Federal Department of Energy, the Federal Environmental Protection Agency, the Federal Clean Air Act, or any regulations promulgated thereunder or any other local, state of federal governmental agency or entity now or hereafter vested with the power to impose taxes, assessments or other types of surcharges as a means of controlling or abating environmental pollution or the use of energy. The term "real property taxes" shall not include any federal, state or local income, estate or inheritance tax imposed on Tenant.

     7.   USE OF PREMISES:

     A. Use. The Premises shall be used and occupied by Tenant solely for Tenant's physical therapy business and related uses, and for no other purpose without the prior written consent of Landlord. Tenant covenants and agrees that it will continuously and uninterruptedly, from and after taking possession of the Premises, operate and conduct on the Premises only those uses which it is permitted to operate under the provisions of this Lease.

     B. Suitability. Tenant acknowledges that neither Landlord nor

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Landlord's agents have made any representation or warranty with respect to the
Premises or the building or the real property or with respect to the suitability of the same for Tenant's uses, including without limitation and except as provided in Paragraph 24 below, any representation concerning the number or identity of other tenants or prospective tenants in the building, nor has Landlord agreed to undertake any modification, alteration or improvement to the Premises except as provided in this Lease. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and building were at such time in good order, condition and repair and that Landlord's work with respect to the Premises has been completed.

     C.   Prohibited Uses; Compliance with Laws.

     (i) Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything which will in any way increase the existing rate of or otherwise affect any fire or other insurance covering the Premises or the building, or any of its contents, whether the insurance is maintained by Landlord, Tenant or other tenants, or cause a cancellation of any such insurance policy. Tenant shall not sell or permit to be kept, used or sold in or about the Premises any articles which may be prohibited by a standard form of fire insurance policy. In the event any costs of any such insurance are increased as a result of Tenant's failure to comply with the provisions of this Lease, Tenant shall pay to Landlord, as additional rent, said increased costs, plus interest from the date of expenditure, at the highest rate then permitted under California law, within ten (10) days after Landlord gives Tenant written notice of said increase.

     (ii) Tenant shall not (a) do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of this building; (b) use or allow the use of the Premises for any unlawful or objectionable purpose; (c) cause, maintain or permit any nuisance in, or about the Premises or the building; (d) commit or suffer to be committed any waste in or upon the Premises; (e) place or operate, or permit to be placed or operated, electronic games or amusement devices on the Premises or (f) perform or carry on any practice which may cause damage or deface the Premises or any part of the building.

     (iii) Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation or requirement of duly constituted public authorities now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all permit and licensing ordinances and regulations applicable to Tenant's use of the Premises and with all other laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force and with the requirements of any fire rating bureau or other similar body relating to or affecting the condition, use or occupancy of the Premises. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between Landlord and Tenant.

     (iv) In the event that prior to the commencement of the Lease
Term Tenant is unable to obtain the appropriate licenses, permits, zoning variances, or any other governmental approvals to utilize the property for its intended uses under this Lease, Tenant, at its option, may immediately terminate this Lease without penalty.

     8.   UTILITIES:








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     A. Monthly Charge. If utilities to the Premises are separately metered, all charges therefor will be paid directly by Tenant, as additional rent, on or before their due date. Tenant shall bear the cost of installation of any meters necessary for the separate metering of the Premises. If not separately metered, Tenant agrees to pay Landlord, as additional rent for all gas, electricity, water, and normal trash removal supplied to the Premises by Landlord, an amount to be agreed upon once it is determined that any of these utilities cannot be separately metered. Tenant shall pay, prior to delinquency, all charges (including all taxes thereon) for telephone and janitorial services and any other utilities not specifically otherwise provided for herein, materials, and services supplied to the Premises during the Lease Term and shall hold Landlord harmless from any liability therefrom. Landlord shall not be liable for any damages which may result from any failure or interruption of any utility service being furnished to the Premises unless such failure is caused by Landlord, and no such failure or interruption shall entitle Tenant to terminate this Lease or to any abatement of rent unless such failure or interruption extends for more than 4[initialed SB] (four) consecutive days in which case the rent shall be abated during the period of the interruption.

     B. Provision for Cost of Living Utility Increase. The monthly charge for utilities that cannot be separately metered, if any, in an amount to be agreed upon as provided for by Subparagraph A of this Paragraph 8 shall be adjusted annually commencing the first month of the second year of the Lease Term hereof, and annually thereafter each year Tenant occupies the Premises in the same manner as the rent is to be adjusted based on the CPI under Paragraph 3.B. above. In no event will the adjusted charge be less than the charge prior to the adjustment date.

     If the Index shall no longer be published, then appropriate reference figures shall be derived from any successor or comparable index mutually agreed by the parties to be authoritative, and if the parties are unable to agree, then the substituted Index shall be selected by the then presiding Judge of the Superior Court for the County of Santa Barbara, California, upon the application of either party. In any event, the base used by any new Index or as revised on the existing Index base shall be reconciled to the 1982-84 Index.

     9.   COMMON AREA OPERATION:

     A. Common Area Definition and Use. The term "common area" as used herein shall mean all areas and facilities in the building and on the real property, including, without limitation, driveways, sidewalks, landscaped areas, and service areas. Landlord hereby grants to Tenant, its subtenants, licensees, invitees, customers and employees, the nonexclusive right to use the common area in common with Landlord, other tenants and their respective subtenants, licensees, invitees, customers, and employees, subject to the provisions of this Lease and to such rules and regulations pertaining to the use of the common area as Landlord shall make from time to time. Landlord expressly reserves the right to alter any part of the common area at its sole discretion

     B.   Maintenance.  Landlord shall operate, manage and maintain the
common area in a reasonably commercial condition.   The manner in which the
common area shall be maintained and the expenditures thereof shall be at the sole discretion of Landlord.


     C. Parking Areas. Tenant shall have twenty-one (21) parking spaces located on Landlord's real property as set forth in Exhibit "B" attached hereto and made a part hereof. Such designated parking spaces shall be the sole parking spaces on Landlord's real property to be used by Tenant, his employees, patients, clients, invitees, and guests. Landlord reserves the right to

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promulgate such reasonable rules and regulations relating to the use of the parking areas as Landlord may deem appropriate for the best interest of the tenants of the building. Landlord shall have the right to temporarily close all or any portion of the parking area for purposes of normal maintenance and repairs. The parking area shall not be used for any purpose other than the parking of motor vehicles during business hours and the ingress and egress of pedestrians and motor vehicles. No overnight parking use of vehicles shall be made by Tenant.

     10.  MAINTENANCE AND REPAIRS:

     A. Landlord's Obligations. Subject to the provisions of Paragraph 16, Landlord, at its sole cost and expense, shall maintain, in a good state of repair, the surface and structural parts of the roof, exterior walls (excluding the interior of all walls and the exterior and interior of all windows, doors, plate glass and show cases), all sewer, water, electric, gas lines and other utility lines of any nature which lie under, within the walls, in the ceiling, or on the roof of the Premises (excluding any such lines which have been installed by Tenant), and foundations of the Premises and building; provided however that in the event any maintenance and repairs are made necessary by the wrongful act or omission of Tenant or his employees, agents, clients or invitees, or in the event maintenance and/or repair costs are incurred or increased principally as a result of any extraordinary or unusual use to which Tenant puts the Premises, including Tenant's installation and maintenance of a swimming pool, Tenant shall pay to Landlord within ten (10) days after written demand, as additional rent, the actual cost of such maintenance and repairs plus interest from the date of expenditure at the highest rate then permitted under California law. Landlord shall have no obligation to make repairs under this Paragraph until a reasonable time after Tenant has notified Landlord in writing of the need for such repairs and/or maintenance.

     B. Tenant's Obligations. Except as otherwise provided in this Lease, Tenant, at Tenant's sole cost and expense, shall maintain the Premises and appurtenances and every part thereof (excepting only those items which Landlord is specifically obligated to maintain or repair pursuant to Paragraphs 9.A. and 10.A.) in good order, condition and repair including without limitation, all interior walls, partitions and floors, floor coverings, interior surfaces of the ceilings, doors, windows, plate glass, show cases, all electrical, plumbing and lighting systems and equipment, including all heating, refrigeration and evaporative cooling equipment, and any fixtures, signs and equipment installed by or at the expense of Tenant, including specifically any swimming pool installed by Tenant.

     Tenant shall maintain and repair the heating, ventilation and air conditioning systems and equipment that service the Premises, but shall coordinate any such maintenance and repair with Landlord (with ultimate control thereof being within Landlord's sole discretion).

     Should Tenant fail to make repairs required by Tenant hereunder within five (5) days after notice is given by Landlord (but within one (1) day with respect to the swimming pool), Landlord, in addition to all other remedies available hereunder or by law and without waiving any alternative remedies, may make the repairs, and in that event, Tenant shall reimburse Landlord, as additional rent, for the cost of such maintenance or repairs, plus interest at the highest rate then permitted by California law, within ten (10) days after written demand by Landlord.

     11.  ALTERATIONS:

     A. Alterations by Tenant. Tenant shall not make, or suffer to be made,

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any alterations, improvements or additions (collectively "alterations"), in, on, about or to the Premises or any part thereof, without the prior written consent of Landlord and without a valid building permit issued by the appropriate governmental authority. As a condition to giving such consent, Landlord may impose such requirements as Landlord in its sole discretion deems necessary, including without limitation requirements that (i) Tenant agree to remove any such alterations at the termination of this Lease, and to restore the Premises to their prior condition; (ii) Tenant secure a completion and lien indemnity bond satisfactory to Landlord for said work; (iii) Tenant secure and maintain in place throughout the Lease Term a performance bond satisfactory to Landlord for the removal of the swimming pool and the restoration of the Premises at the end of the Lease Term or earlier termination of the Lease; and (iv) Landlord may approve the contractor for such alterations and limit the times during which the alteration work may be done. Unless Landlord requires that Tenant remove any such alteration, the alteration, except movable furniture and trade fixtures not affixed to the Premises, shall become the property of Landlord upon installation and shall remain upon and be surrendered with the Premises at the termination of this Lease.

     The bond required by clause (iii) of this Paragraph A will provide that (a) in no event shall the aggregate liability of the surety for any and all claims exceed Twelve Thousand Dollars ($12,000.00); and (b) the bond may be cancelled by the surety as to subsequent liability at any time by giving sixty
(60) days written notice to Landlord during which sixty (60) day period Landlord may make a demand under the bond, and upon expiration of such sixty (60) day period shall receive the proceeds of the bond, if Tenant fails to remove the swimming pool and restore the Premises prior to the expiration of such sixty
(60) day period.

     Tenant shall not permit any mechanic's or materialmen's liens to be placed on the Premises and shall indemnify, defend and hold Landlord harmless against any liens, claims, demands, encumbrances or judgments relating to any labor or services performed or materials furnished for such alternations to the Premises.

     Tenant shall also give Landlord written notice five (5) days prior to commencement of services or receipt of material for such alterations and shall permit Landlord to post a notice of nonresponsibility in accordance with the statutory requirement of California Civil Code Section 3095 or any amendment thereof.

     B. Tenant's Personal Property. Subject to the requirements of
Paragraph 21 hereof, Tenant may install in the Premises such trade fixtures, signs and equipment as Tenant deems desirable. All articles of personal property and all business and trade fixtures, machinery and equipment, furniture and movable partitions owned or installed by Tenant in or on the Premises shall be and remain the property of Tenant, and may be removed by Tenant at any time during the Lease term provided Tenant is not in default hereunder, and provided further that Tenant shall repair damage caused by such installation, use or removal. If Tenant fails to remove all of its effects from the Premises upon termination of this Lease, Landlord may, at its option, remove the same in any manner that Landlord shall choose, and store said effects without liability to Tenant for loss thereof. Tenant agrees to pay Landlord within ten (10) days after written demand, as additional rent, any and all expenses incurred in such removal, including court costs and attorney's fees and storage charges on such effects for any length of time that the same shall be in Landlord's possession, plus interest from the date of expenditure at the highest rate then permitted by California law. Landlord may, at its option and without notice, sell any or all of said effects, at private sale and without legal process, for such price as Landlord may obtain and apply the proceeds of such sale to (i) any amount due



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under this Lease from Tenant to Landlord and (ii) the expense incident to the removal and sale of said effects.

     12.  LANDLORD'S ENTRY:

     Tenant shall allow Landlord or Landlord's agents, representatives, employees or contractors, to enter upon the Premises at reasonable times to inspect the Premises, to perform required maintenance and repair, to make such additions or alterations to the Premises as Landlord deems necessary or desirable, and to show the Premises to prospective purchasers or tenants and post "for sale" and "for lease" signs. Landlord may, in connection with any such alterations, additions, or repairs, erect scaffolding, post relevant notices, and place movable equipment without any obligation to reduce Tenant's rent for the Premises during such period, provided that Tenant's entrance to the Premises shall not be blocked thereby and that the authorized uses of the Premises by Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's authorized uses of the Premises by, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in any emergency in order to obtain entry to the Premises, and any entry to the Premises by Landlord shall not under any circumstances to construed or deemed to be a forcible or unlawful entry into, or detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof.

     13.  LIENS:

     Tenant shall keep the Premises and the building free from any liens arising out of work performed, materials furnished, or obligations incurred by Tenant and shall indemnify, hold harmless and defend Landlord from any claims, liens, attachments, encumbrances and litigation arising out of any work performed or materials furnished by or at the direction of Tenant relating to the Premises. In the event that Tenant shall not, within twenty (20) days following the imposition of any such lien, cause such lien to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right but not the obligation to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien or filing of a bond in favor of any lien claimant. All such claims paid by Landlord and all expenses incurred by it in connection therewith, including attorney's fees and costs, shall be payable to Landlord by Tenant as additional rent, with ten (10) days after written demand, with interest from the date of expenditures at the highest rate then permitted by California law. Landlord shall have the right at all times to post and keep posted on the Premises any notices of nonresponsibility or other notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord and the Premises from mechanics' and materialmen's liens.

     14.  INDEMNITY:

     Tenant shall indemnify, defend and hold Landlord harmless from and against any and all claims (i) arising out of Tenant's use of the Premises or the common area or the conduct of his business; (ii) arising out of any activity, work, or thing done, permitted or suffered to be done by Tenant or any of his patients, clients, invitees, agents, contractors or employees in or about the Premises or the common area; (iii) arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease; (iv) arising from any act or negligence of Tenant, or any of his patients, clients, invitees, agents, contractors, or employees; or (v) arising out of Tenant's sharing the Premises with any other tenants, sublessee or partners.

Tenant shall further indemnify and hold Landlord harmless from and against any and all costs, attorneys' fees, expenses and liabilities incurred in connection with such claim or any action or proceeding brought thereon. In case any action or proceeding is brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant shall not be liable for damage or injury occasioned by the sole negligence or willful misconduct of Landlord and its designated agents or employees, unless the same are covered by insurance Tenant is required to provide.

     15.  INSURANCE:

     A. Liability Insurance. Tenant shall, at Tenant's sole cost and expense, but for the mutual benefit of Landlord and Tenant, maintain throughout the Lease term comprehensive public liability insurance against claims for personal injury, death or property damage occurring in or about the Premises, including, without limitation, sidewalks directly adjacent to the Premises and such other areas as Tenant, his patients, clients, agents, employees, contractors, and invitees shall have the right to use pursuant to this Lease. Such insurance shall have a combined single limit of not less than $1,000,000 for liability coverage and $50,000 for property damage coverage and shall name Landlord (and such other persons or entities as Landlord may designate) as an additional insured. Such insurance shall also insure performance of the indemnity agreement contained in Paragraph 14. of this Lease. Such liability insurance shall be primary and not contributing to any insurance available to Landlord, and Landlord's insurance (if any) shall be in excess thereto. Tenant shall deliver to Landlord prior to commencement of the Lease Term a copy of Tenant's insurance policy and a Certificate of Insurance designating Landlord as an additional insured.

     B. Fire and Extended Coverage: Landlord shall maintain during the Lease term, fire, extended coverage, special extended insurance, including vandalism and malicious mischief coverage, earthquake and "difference in conditions" insurance, in an amount equal to the full replacement cost of the building, exclusive of Tenant's fixtures, furnishings, equipment and other personal property. Tenant shall have no interest in or any right to the proceeds of any insurance procured by Landlord on the building, the Premises or the real property.

     C. Form of the Policies. The policies required by Paragraph 15.A.
shall be in a form reasonably satisfactory to Landlord, with an A.M. Best "A" rated or better insurer and a certificate as to such insurance shall be delivered to Landlord. Tenant shall have the right to provide the insurance coverage that it is obligated to provide in a blanket policy; provided such blanket policy expressly affords coverage to the Premises and to Tenant and Landlord as required by this Lease. Tenant shall obtain a written obligation on the part of any insurance company providing such insurance to notify Landlord in writing of any delinquency in premium payments and, at least ten (10) days prior thereto, of any cancellation of any such policy. Tenant agrees that if Tenant does not take out such insurance or keep the same in full force and effect, Landlord may take out the necessary insurance and pay the premiums therefor, and Tenant shall repay to Landlord, as additional rent and within ten (10) days after written demand, the amount so paid plus interest from the date of expenditure at the highest rate then permitted by California law.

     D. Waiver of Subrogation. Landlord and Tenant each hereby waive any and all rights of recovery against the other or against the officers, employees, agents and representatives of the other, on account of loss or damage occasioned to such waiving party or its property or the property of others under its control to the extent that such loss or damage is insured against under any fire and extended coverage insurance policy which either may have in force at the time of such loss or damage.

     E. Plate Glass Insurance. Tenant, at his sole cost, shall be responsible for the maintenance, repair, and replacement of all plate glass in or enclosing the Premises and shall procure insurance on such plate glass.

     16.  EMINENT DOMAIN:

     In the event the leased Premises or any part thereof be appropriated or taken under the power of eminent domain, this Lease shall terminate as to the part taken as of the date of taking actual possession thereof. Any award shall be paid and belong to Landlord except any award for the taking of or damage to the fixtures and equipment of Tenant. Landlord shall be entitled to the entire award for the real property, including Tenant's leasehold interest therein. Tenant shall be entitled to any award to which it is otherwise entitled which shall not reduce the award to Landlord.

     In the event the portion of the leased Premises remaining after such taking is not reasonably adequate for the operation of the business of Tenant, Tenant may, at his option, terminate this Lease as of the date of the taking of actual possession by the condemning authority by giving written notice thereof to Landlord with ten (10) days after such taking of possession. In the event Tenant may not or does not terminate this Lease as hereinbefore provided, then the minimum rent payable under the terms of this Lease shall be reduced from and after the date of taking of possession in the proportion that the floor area taken bears to the floor area of the leased Premises immediately prior to such taking.

     17.  ASSIGNMENT AND SUBLETTING:

     Landlord's Consent Required. Tenant shall not assign all or any part of its interest in this Lease, sublet all or any part of the Premises, transfer any interest of Tenant therein or permit any use of the Premises by another party (any and all such acts being collectively referred to herein as a "transfer") without the prior written consent of Landlord, and any attempt to do so without such consent being first had and obtained shall be wholly void and shall constitute a breach of this Lease. Landlord shall not unreasonably withhold its consent to a transfer provided that the provisions of this Paragraph 17 are met.

     18.  DEFAULT, REMEDIES:

     A. Tenant's Default. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Tenant:

     (1)  The abandonment or vacation of the Premises by Tenant;

     (2) The failure by Tenant to make any payment of Rent or additional rent, or of any other sum required to be paid by Tenant hereunder, as and when due;

     (3) The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant other than the payment of money, if such failure is not cured within ten(10) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than ten (10) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within the ten (10) day period and thereafter diligently prosecutes such cure to completion;

     (4) The failure of Tenant to remove the swimming pool on or before the end of the Lease Term or earlier termination of the Lease or during the sixty (60) day period following Landlord's receipt of the notice from the issuer of the performance bond required under Paragraph 11.A(iii) hereof that such bond will be cancelled, without further notice from Landlord; and

     (5) The making by Tenant of any general assignment for the benefit of creditors, the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or of a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days; the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

     B. Remedies. In the event of any material default or breach of this Lease by Tenant, Landlord's obligations under this Lease shall be suspended and Landlord may at any time thereafter, without limiting Landlord in the exercise of any other right or remedy at law or equity which Landlord may have (all remedies provided herein being non-exclusive and cumulative), do any one or more of the following:

     (1) Maintain this Lease in full force and effect and recover the rent, additional rent and/or other monetary charges as they become due, without terminating Tenant's right to possession irrespective of whether Tenant shall have abandoned the Premises. If Landlord elects not to terminate the Lease, Landlord shall have the right to attempt to relet the Premises at such rent and upon such conditions, and for such a term, as Landlord deems appropriate in its sole discretion and to do all acts necessary with regard thereto, without being deemed to have elected to terminate the Lease, re-entering the Premises to make repairs or to maintain or modify the Premises, and removing all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. Reletting may be for a period shorter or longer than the remaining term of this Lease, and for more or less rent, but Landlord shall have no obligation to relet at less than prevailing market rental rates. If reletting occurs, this Lease shall terminate automatically when the new tenant takes possession of the Premises and commences rent payment. Notwithstanding that Landlord fails to elect to terminate the Lease initially, Landlord at any time thereafter may elect to terminate the Lease by virtue of any previous uncured default by Tenant. In the event of any such termination, Landlord shall be entitled to recover from Tenant all damage incurred by Landlord by reason of Tenant's default, as well as all costs of reletting including commissions, attorneys' fees, restoration or remodeling costs, and all other consequential damages.

     (2) Terminate Tenant's right to possession by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including, without limitation, the following: (a) the worth, at the time of award, of any unpaid rent which had been earned at the time of such termination; (b) the worth, at the time of award, of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus (c) the worth, at the time of award, of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus (d) any other amount, and court costs, necessary to compensate Landlord for all the detriment proximately caused by Tenant's default or which in the ordinary course of things would be likely to result therefrom (including, without limiting the generality of the foregoing, the amount of any commissions and/or finder's fee for a replacement tenant). The term "rent" as used in this Paragraph shall be deemed to be and to mean all rent, additional rent and other monetary sums required to be paid by Tenant pursuant to this Lease.

     (3) Proceed to cure the default at Tenant's sole cost and expense, without waiving or releasing Tenant from any obligation of Tenant. If at any time Landlord pays any sum or incurs any expense as a result of or in connection with curing any default of Tenant, all sums so paid by Landlord and all costs incurred by Landlord in performing such act (including any administrative fees provided for herein and attorneys' fees), together with interest thereon at the legal rate from the date of such payment by Landlord, shall be paid by Tenant to Landlord immediately upon demand.

     C. Landlord's Default. Landlord shall not be deemed to be in default in the performance of any obligation under this Lease unless and until it has failed to perform such obligation within thirty (30) days after receipt of written notice by Tenant to Landlord specifying such failure; provided, however, that if the nature of Landlord's default is such that more than thirty (30) days are required for its cure, then Landlord shall not be deemed to be in default if it commences such cure within the thirty (30) day period and thereafter diligently prosecutes such cure to completion. Tenant agrees to give any Mortgagee a copy, by registered mail, of any notice of default served upon Landlord, provided that prior to such notice Tenant has been notified in writing (by way of Notice of Assignment of Rents and Leases, or otherwise), of the address of such Mortgagee.

   Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then any such Mortgagee shall have an additional forty-five (45) days within which to cure such default on the part of the Landlord or if such default cannot be cured within that time, then such additional time as may be necessary if within that forty-five (45) days the Mortgagee has commenced and is pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure).

     19.  ATTORNEY'S FEES; COSTS OF SUIT:

     If either Tenant or Landlord brings any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of rent or possession of the Premises, the losing party shall pay to the successful party a reasonable sum for attorney's fees which shall be deemed to have accrued on the commencement of such action and shall be paid whether or not such action is prosecuted to judgment.

     20.  SURRENDER OF PREMISES:

     On expiration of the Lease Term, or on sooner termination of the Lease, Tenant shall surrender the Premises to Landlord in the same condition as received, ordinary wear and tear excepted, and shall remove from the Premises all of tenant's personal property and trade fixtures and such alterations, additions and improvements as Landlord has indicated to Tenant must be removed or restored, as the case may be. If the Premises are not so surrendered, Tenant shall indemnify, defend and hold Landlord harmless from and against loss or liability resulting from Tenant's delay, including without limitation any claims made by any succeeding Tenant or losses to Landlord for lost rental opportunities. Termination of this Lease shall not release Tenant from the payment of any obligation or sum that accrued prior to said termination. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of the Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to it of any or all such subleases or subtenancies.

     21.  SIGNS; USE OF BUILDING NAME:

     Tenant shall not inscribe, paint, affix, place or permit to be placed any new projecting sign, marquee, awning, advertisement, sign, notice of placard on the exterior or roof of the Premises or upon or about the entrance doors, windows, sidewalks or areas adjacent to the Premises without Landlord's prior written consent, except that Tenant shall be allowed to place on the exterior of the Premises a new sign which has been approved by the City of Solvang or allowed by the sign ordinance of the City of Solvang, provided, however, the location of such sign shall be mutually agreed upon between Landlord and Tenant. Landlord reserves the right, in Landlord's sole discretion, to place and locate on the roof, exterior sidewalls and rear wall of the Premises or any portion of the building which is not leased to Tenant, such notices, signs, marquees and advertisements as Landlord may deem appropriate in the operation of Landlord's affairs. Landlord shall fully cooperate with Tenant and/or any appropriate governmental authorities in securing necessary and reasonable signage for Tenant's use of the Premises and Landlord shall not arbitrarily, unreasonably or untimely withhold consent to signage consistent with Tenant's needs and Landlord's development of the land.

     22.  RIGHTS RESERVED BY LANDLORD:

     In addition and without limiting all other rights granted hereunder, Landlord specifically reserves the right from time to time except as otherwise expressly set forth in this Lease, (i) to make changes to, eliminate or add to the building, the common area and other improvements located in or about the Premises, and (ii) to effect any other tenancies in the building and grant anyone the exclusive right to conduct any particular business or enterprise, other than Tenant's business as of the commencement date, in the building or on the real property, except that no removal of Tenant's designated parking spaces, if any, shall be allowed. Landlord reserves the right however to relocate Tenant's designated parking spaces in its discretion.

     23.  RIGHT OF FIRST REFUSAL:

     Tenant shall have the right of first refusal to lease the remaining office space in the vicinity of the Premises (approximately 1,100 sq. ft. of additional space). The space subject to the first right of refusal is shown on Exhibit A hereto as the cross-hatched area. In the event that Landlord determines, in its sole discretion, to offer the adjacent office space for rent or lease, Landlord will so advise Tenant in writing. Tenant will thereafter have twenty (20) days in which to notify Landlord of its election to exercise its right of first refusal, in which event the adjacent space will be included in the Premises for all purposes under this Lease at the market rate then prevailing as determined by Landlord in good faith.

     24.  RESTRICTIVE COVENANT:

     Landlord covenants that it will not rent office space in the building of which the Premises is a part to a person, entity or group for use for physical therapy or occupational therapy. Landlord retains the right to lease such space to any other type of medical or commercial business in its sole discretion.

     25.  DAMAGE OR DESTRUCTION:

     If the Premises are damaged or destroyed by a risk covered under any fire and extended coverage insurance policy issued in favor of Landlord, this Lease shall continue in full force and effect, except that Tenant shall be entitled to an equitable reduction of rent, commencing with the date of damage and continuing through completion of repairs by Landlord, such reduction to be based upon the extent to which the damage and/or restoration efforts materially interfere with the Tenant's business in the Premises.

     If the Premises or the Building are damaged by a risk not covered by such insurance, then Landlord shall have the option either to repair or restore such damage, this Lease continuing in full force and effect, but the rent to be equitably reduced as hereinabove provided, or to give notice to Tenant at any time within ninety (90) days after such damage terminating this Lease as of a date to be specified in such notice, which date shall not be less then sixty
(60) days after giving such notice. If such notice is given, this Lease shall expire and any interest of Tenant in the Premises shall terminate on the date specified in such notice and the rent, reduced by an equitable reduction based upon the extent, if any, to which such damage materially interfered with Tenant's business in the Premises, shall be paid to the date of such termination, provided that if such uninsured damage is due to the act or omission of Tenant or Tenant's agents, employees, contractors, licensees or invitees, Tenant shall not be entitled to any reduction in rent.

     If in Landlord's judgment, Landlord determines not to repair or restore the Premises, notwithstanding the availability of insurance proceeds for that purpose, Landlord shall so notify Tenant and this Lease shall be terminated effective as of the date of the damage.





     26.  GENERAL PROVISIONS:

      A.   Captions; Exhibits, Defined Terms.

     (i) The captions of the sections and paragraphs of this Lease are for convenience only and shall not be deemed to be relevant in resolving any questions of interpretation or construction of any section of this Lease.

     (ii) Exhibits attached hereto, and addendums and schedules initialed by the parties, are deemed by attachment to constitute part of this Lease and are incorporated herein.

     (iii) The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Words used in neuter gender include the masculine and feminine and words in the masculine and feminine gender include the neuter. The term "Landlord" shall mean only the owner or owners at the time in question of the fee title or of the tenant's interest in a ground lease covering the Premises.

     B. Entire Agreement. This instrument, along with any exhibits and attachments hereto, constitutes the entire agreement between Landlord and Tenant relative to the Premises and their agreement to lease the Premises, and this Lease, the exhibits and attachments may be altered, amended or revoked only by an instrument in writing signed by both Landlord and Tenant. Landlord and Tenant agree hereby that all prior or contemporaneous oral agreements between and among themselves and their agents or representatives relative to the leasing of the Premises are merged in or revoked by this Lease.

     C. Severability. If any term or provision of this Lease is, to any extent, determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforceable to the fullest extent permitted by law; provided, however, that if Tenant's obligation to pay the rent (or other sums required to be paid by Tenant hereunder) is determined to be invalid or unenforceable, then this Lease at the option of Landlord shall terminate.

     D. Time; Joint and Several Liability. Time is of the essence of this Lease and each and every provision hereof, except as to the conditions relating to the delivery of possession of the Premises to Tenant. All the terms, covenants and conditions contained in this Lease to be performed by either party shall be deemed to be material, and all rights and remedies of the parties shall be cumulative and nonexclusive of any other remedy at law or in equity.

     E. Binding Effect; Choice of Law. The parties hereto agree that all provisions hereof are to be construed as both covenants and conditions as though the words importing such covenants and conditions were used in each separate paragraph hereof. Subject to any provisions hereof restricting assignment or subletting by Tenant and subject to Paragraph 16, all of the provisions hereof shall bind and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns; provided, however, that the obligations contained in this Lease to be performed by Landlord shall be binding on Landlord's successors and assigns only during their respective periods of ownership. This Lease shall be governed by the laws of the State of California.

     F. Waiver. No covenant, term or condition or the breach thereof shall be deemed waived, except by written consent of the party against whom the waiver is claimed, and any waiver of the breach of any covenant, term or condition shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other covenant, term or condition. Acceptance by Landlord of any performance by Tenant after the time the same shall have become due shall not constitute a waiver by Landlord of the breach or default or any covenant, term or condition unless otherwise expressly agreed to in writing by Landlord.

     G. Interest on Past Due Obligations. Except as expressly herein provided, any amount due to Landlord not paid when due shall bear interest from the date due at the highest rate then permitted under California law. Payment on such interest shall not excuse or cure any default by Tenant under this Lease.

     H. Notices. All notices or demands of any kind required or desired to be given by Landlord or Tenant hereunder shall be in writing and shall be deemed delivered upon personal delivery or forty-eight (48) hours after depositing the notice or demand in the United States mail, certified, or registered postage prepaid, addressed to Landlord or Tenant at the respective addresses set forth as follows:

     To LANDLORD:

     ALPINE INSURANCE COMPANY
     an Illinois corporation
     P.O. Box 350
     2029 Village Lane
     Solvang, CA 93463

     To TENANT:

     ROB ROSENBERRY
     2028 Village Lane
     Solvang, CA  93463


     I. Corporate Authority - Warranty. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents or warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the board of directors of said corporation or in accordance with the bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms. If Tenant is a corporation, Tenant shall, within thirty (30) days after execution of this Lease, deliver to Landlord a certified copy of a resolution of the board of directors of said corporation authorizing or ratifying the execution of this Lease. Tenant shall execute any warranty of lease that is requested/required by Landlord.

     J. Contaminants. Tenant warrants that it shall not make any use of the Premises which may cause contamination of the soil, sub-soil or ground water. Tenant shall not keep, or cause to be kept in, on or around the Premises any substance controlled by any government or quasi-governmental regulatory agency unless Tenant stores and handles said substance in strict compliance with any and all applicable laws, rules and regulations. Tenant will remove said substances in the legally prescribed manner when Tenant's occupancy is terminated. Tenant shall not do, bring or keep anything in, on or around the Premises which will cause a cancellation of any insurance covering the Premises.

     K. Execution and Delivery of Lease. Tenant's signature on this Lease constitutes an offer which shall not be deemed accepted by Landlord until Landlord has executed this Lease and delivered an executed copy to Tenant.

     L. General Interpretation. The terms of this Lease have been negotiated by the parties hereto and the language used in this Lease shall be deemed to be the language chosen by the parties hereto to express their mutual intent. This Lease shall be construed without regard to any presumption or rule requiring construction against the party causing such instrument of any portion thereof to be drafted, or in favor of the party receiving a particular benefit under the Lease. No rule of strict construction will be applied against any person.

     M. Quiet Enjoyment. Landlord covenants and agrees with Tenant that upon Tenant's payment of rent and other monetary sums due under this Lease and performance of its covenants and conditions under this Lease, Tenant shall and may peacefully and quietly have, hold and enjoy the Premises for the Lease Term, subject however to the terms of this Lease.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease with the respective dates shown below:

LANDLORD:                                TENANT:

ALPINE INSURANCE COMPANY,
an Illinois corporation                  /S/ Robert A. Rosenberry
                                         --------------------------------------
By:     /S/ Sharon S. Bannister          ROB ROSENBERRY



        -----------------------
Title:  AVP Admin Services               Dated: 4/3, 1998.
        -----------------------


Dated:  4/3, 1998.

                                                             EXHIBIT "A"


Diagram for 2028 Village Lane, Santa Barbara County, Solvang, California labeled "GROUND FLOOR PLAN" showing Tenant's Premises of Landlord's building outlined.

                                                             EXHIBIT "B"

Unlabeled diagram of parking structure at 2028 Village Lane, Santa Barbara County, Solvang, California indicating designated parking spaces to be used by Tenant, his employees, patients, clients, invitees and guests.